UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

ORION GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2019, Orion Group Holdings, Inc. (the “Company”) appointed Mr. Robert L. Tabb as Vice President and Chief Financial Officer.  Mr. Tabb had previously served as Interim Chief Financial Officer since November 2, 2018. The Employment Agreement between the Company and Robert L. Tabb, dated September 30, 2015, as amended by the First Amendment, effective September 25, 2017 is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events
A copy of the press release announcing the appointment described in Item 5.02 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of, and is incorporated by reference into, this report.

EXHIBIT INDEX

Exhibit No.	Description
10.1
Employment Agreement between Orion Group Holdings, Inc., and Robert L. Tabb, dated September 30, 2015, as amended by the First Amendment, effective September 25, 2017 (incorporated herein by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 27, 2019 (File No. 001-33891)).

99.1	Press Release of Orion Group Holdings, Inc announcing Chief Financial Officer Change, issued on April 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: April 3, 2019	By:	/s/ Mark R. Stauffer
President and Chief Executive Officer

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